SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2003

INTERNATIONAL MULTIFOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6699	41-0871880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cheshire Lane, Suite 300, Minnetonka, Minnesota		55305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 594-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events.

On January 27, 2003, International Multifoods Corporation (the “Company”) announced that it has completed the purchase of a plant in Toledo, Ohio, from General Mills, Inc..  See the Company’s press release dated January 27, 2003, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.

Item 7.                                                           Financial Statements and Exhibits.

(c)                                  Exhibits.

10.1	Omnibus Amendment Agreement, dated as of January 16, 2003, by and among General Mills, Inc., The Pillsbury Company, International Multifoods Corporation and Sebesta Blomberg & Associates, Inc.

99.1	Press release of International Multifoods Corporation dated January 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MULTIFOODS CORPORATION

Date: January 27, 2003	By	/s/ John E. Byom
John E. Byom
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

10.1	Omnibus Amendment Agreement, dated as of January 16, 2003, by and among General Mills, Inc., The Pillsbury Company, International Multifoods Corporation and Sebesta Blomberg & Associates, Inc.

99.1	Press release of International Multifoods Corporation dated January 27, 2003.